SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act of 1934

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       Date of report (Date of earliest, event reported): January 7, 2004

                             USA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          Pennsylvania                   33-70992                 23-2679963
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                          100 Deerfield Lane, Suite 140
                           Malvern, Pennsylvania 19355
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 610-989-0340

Item 12. Results of Operations and Financial Condition.

      On January 7, 2004, USA Technologies, Inc. issued a press release announcing its revenues for the month of December 2003 and the quarter ended December 31, 2003. The full text of the press release is attached as Exhibit
99.1 to this Current Report on Form 8-K.

      The information in this Current Report on Form 8-K and the exhibit attached shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        USA TECHNOLOGIES, INC.

                                        By: /s/ George R. Jensen, Jr.
                                           -------------------------------------
                                           George R. Jensen, Jr.
                                           Chief Executive Officer

Dated:  January 7, 2004

                                  EXHIBIT INDEX

Exhibit No.      Description
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99.1             Press release dated January 7, 2004